Supplement to Prospectuses and
Statements of Additional Information ("SAI")
Dated September 12, 2006

Integrity Managed Portfolios                                        The Integrity Funds
   Kansas Municipal Fund                                                Integrity Small Cap Growth Fund
   Kansas Insured Intermediate Fund                                Integrity Health Sciences Fund
   Maine Municipal Fund                                                  Integrity Technology Fund
   Nebraska Municipal Fund                                             Integrity Growth & Income Fund
   New Hampshire Municipal Fund                                   Integrity All Season Fund
   Oklahoma Municipal Fund                                            Integrity High Income Fund
Prospectus and SAI dated November 30, 2005               Integrity Value Fund
                                                                                    Prospectus and SAI dated May 1, 2006

Montana Tax-Free Fund, Inc.
ND Tax-Free Fund, Inc.                                            Integrity Fund of Funds, Inc.
Prospectus and SAI dated May 1, 2006                    Prospectus and SAI dated May 1, 2006

All of the foregoing are collectively referred to as the "Funds."

The Investment Company Act of 1940 (the "1940 Act") restricts the ability of an investment company to invest in shares of another investment company.  Recently, a new rule was adopted permitting funds to invest in shares of money market funds in excess of the limits in the 1940 Act.  The new rule generally permits an investment company to invest an unlimited amount of its uninvested cash in money market funds rather than directly in short-term investments.  The Funds intend to rely on this new rule.  Accordingly, notwithstanding anything to the contrary in the respective Fund's prospectus or statement of additional information, the Funds may from time to time invest a significant portion of their assets in shares of money market mutual funds and/or short-term fixed income securities for cash management and temporary defensive purposes.  However, consistent with their fundamental investment restrictions, Montana Tax-Free Fund, Inc. and ND Tax-Free Fund, Inc. will not invest more than 10% of their total assets in securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.  In addition, the following non-fundamental policies for the specified Funds have been revised as follows:

-  Integrity Managed Portfolios - The non-fundamental investment restrictions for Integrity Managed Portfolios regarding investments in investment companies have been revised as well as adopted for any funds without such policy to provide that each fund may invest in other investment companies to the extent permitted by federal law including the Investment Company Act of 1940, as amended and any rules promulgated thereunder and any such exemptions granted to the funds by the Securities and Exchange Commission.

-  The Integrity Funds - The non-fundamental investment policy for The Integrity Funds regarding short-term investments has been revised to provide that when a fund is investing for cash management purposes to keep cash on hand fully invested, each fund may invest in money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation.

-  The Integrity Funds - The non-fundamental investment policy for The Integrity Funds regarding investments in investment companies has been revised as well as adopted with respect to funds without such a policy to provide that each fund may invest in other investment companies to the extent permitted by federal law including the Investment Company Act of 1940, as amended and any rules promulgated thereunder and any such exemptions granted to the funds by the Securities and Exchange Commission.

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